FORUM FUNDS

FOUNTAINHEAD SPECIAL VALUE FUND

Supplement dated July 31, 2013 to the Prospectus dated March 1, 2013

On July 25, 2013, the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) approved a Plan of Liquidation and Termination (“Plan”) of the Fountainhead Special Value Fund (“Fund”).  Due to the Fund’s inability to attract a sufficient number of investors and maintain sufficient assets to operate efficiently, the Fund’s investment adviser, King Investment Advisors, Inc. (the “Adviser”), informed the Board that the Fund could not conduct its business and operations in an economically efficient manner.  The Adviser has maintained an expense cap on the Fund’s total annual operating expenses since the Fund commenced operations and has determined that such subsidies are no longer economical.  As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund pursuant to the Plan.

In anticipation of the liquidation, the Fund will stop accepting purchases into the Fund and convert its portfolio to cash and cash equivalents on or about August 1, 2013.  It is anticipated that the Fund will no longer pursue its stated investment objective after August 1, 2013.

The Fund will seek the consent of a majority of the Fund’s issued and outstanding voting securities to the Plan after the mailing of an information statement to all shareholders in August 2013.  Thereafter, if the Plan is approved by consent, the Fund will begin the process of winding up and liquidating as soon as reasonably practicable.  The liquidation of the Fund is expected to occur by October 1, 2013.  Following the liquidation, the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. Once the distribution is complete, the Fund will terminate.  In the event the Plan is not adopted, the Board will consider what action, if any, should be taken.

If, after August 1, 2013, you choose to redeem shares that are subject to a redemption fee, the Fund will waive any applicable redemption fee.

Consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.  If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, make arrangements now to ensure the minimization of adverse tax consequences.

For more information, please contact a Fund customer service representative at (800) 868-9535 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.